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                                                                    EXHIBIT 99.0







                            MOUNTAIN PLAZA APARTMENTS

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997


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                          Independent Auditors' Report


To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Mountain Plaza Apartments for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Mountain Plaza Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
July 23, 1998

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                            MOUNTAIN PLAZA APARTMENTS
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1997



REVENUES
     Net rental revenues                                              $1,047,047
     Other revenues                                                       38,009
                                                                      ----------

     Total revenues                                                    1,085,056

DIRECT OPERATING EXPENSES
     Salaries and benefits                                               188,641
     Repairs and maintenance                                             161,808
     Utilities                                                           136,233
     Property taxes                                                       82,874
     Insurance                                                            22,583
                                                                      ----------

     Total direct operating expenses                                     592,139
                                                                      ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                       $  492,917
                                                                      ==========




         The accompanying notes are an integral part of this statement.

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                            MOUNTAIN PLAZA APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:   ORGANIZATION AND BASIS OF PRESENTATION

          Mountain Plaza Apartments is a 188-unit apartment complex located in El Paso, Texas. During 1997, the property was owned by State Street Bank and Trust, TRU.

          The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:   ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:   OTHER REVENUES

          Other revenues consist of the following:

          Late fees                                                      $11,371
          Laundry income                                                   7,753
          Miscellaneous income                                             7,119
          Forfeited deposits                                               6,748
          Vending machine income                                           5,018
                                                                         -------

                                                                         $38,009
                                                                         =======

NOTE 4:   SUBSEQUENT EVENT

          The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on January 14, 1998.